Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EX-99.1 News Release

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2004

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of	(Commission	(IRS employer
incorporation or organization)	file number)	identification number)

III Cascade Plaza, 7th Floor Akron, Ohio	44308	(330) 996-6300
(Address of Principal Executive Offices)	(Zip Code)	(Telephone Number)

Copy to:

J. Bret Treier
Vorys, Sater, Seymour and Pease LLP
106 South Main Street, Suite 801
Akron, Ohio 44308
(330) 245-1153

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1 Text of FirstMerit Corporation Press Release dated July 15, 2004

Item 12. Results of Operations and Financial Condition

     On July 15, 2004, FirstMerit Corporation announced financial results for the fiscal quarter ended June 30, 2004. A copy of the press release announcing the company’s financial results for this period is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information in this report is being furnished under this Item 12 of this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated: July 15, 2004	By:	/s/ Terrence E. Bichsel

Terrence E. Bichsel
Executive Vice President and
Chief Financial Officer